Letter to shareholders Q3 2026 Exhibit 99.2

Financial highlights Q3 2026 Revenue was $895 million, an increase of 53% year-over-year Gross margin was 91.5%, up 50 bps year-over-year Net income was $283 million and net margin was 32%, an improvement of $121 million from the prior year Adjusted EBITDA¹ was $402 million and Adjusted EBITDA margin was 45%, an improvement of $166 million from the prior year Operating cash flow was $364 million and operating cash flow margin was 41%, an improvement of $179 million from the prior year Free Cash Flow² was $363 million and free cash flow margin was 41%, an improvement of $179 million from the prior year Basic and diluted earnings per share were $1.47 and $1.40, up 69% and 75% year-over-year, respectively Capital expenditures were $1 million, 0.1% of revenue Cash, cash equivalents, and marketable securities were $3.0 billion as of September 30, 2026 Total fully diluted shares outstanding were 206.3 million as of September 30, 2026, down 0.3% from last quarter Share repurchases: approximately 670 thousand shares repurchased during the quarter for a total of $100 million at an average price per share of $149.81 Q3 2026 • Letter to Shareholders 2 Revenue $895M 53% year-over-year growth 91.5% Gross margin up 50 bps from prior year $402M Adjusted EBITDA 1 45% margin Operating cash flow $364M 41% margin Diluted EPS $1.40 up 75% from prior year Net income $283M 32% margin

Business highlights **Q3 2026**

- **Daily Active Uniques ("DAUq")** averaged 130.3 million, an increase of 12% year-over-year
- **Weekly Active Uniques ("WAUq")** averaged 515.2 million, an increase of 16% year-over-year
- **U.S. DAUq** decreased 2% year-over-year and **International DAUq** grew 24% year-over-year
- **Logged-in DAUq** and **App DAUq**, our most engaged and monetizable users, grew quarter-over-quarter in the US and RoW
- Total **U.S. revenue** grew 50% year-over-year and **International revenue** grew 67% year-over-year
- **Advertising revenue** of $847 million grew 54% year-over-year, and **Other revenue** was $48 million, up 35% year-over-year
- **Advertising revenue growth** was driven by year-over-year growth in pricing and impressions
- Broad strength across the **full ad funnel** - particularly in the lower funnel - and **industry verticals**, including Travel and B2C Services
- Expanded **Reddit Max campaigns** to general availability, adding Advertising API access, Smartly integration, and streamlining campaign management
- **Reddit was added to the S&P 500 index**, underscoring the Company's value, sustained performance, and its 1-of-1 financial model

Q3 '26 DAILY ACTIVE UNIQUES

130.3M

12% ↑
year-over-year



(IN MILLIONS)
INT'L DAUQ
US DAUQ
116.0
121.4
126.8
130.3
130.3
51.6
52.5
53.5
53.2
50.7
64.4
68.9
73.3
77.1
79.6
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26

Q3 '26 WEEKLY ACTIVE UNIQUES

515.2M

16% ↑
year-over-year



(IN MILLIONS)
INT'L WAUQ
US WAUQ
443.8
471.6
493.1
514.6
515.2
187.8
193.4
196.5
197.2
188.5
256.0
278.2
296.6
317.4
326.7
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26

Q3 2026 • Letter to Shareholders
3

Dear fellow shareholders, 4 In Reddit’s 21 years, the internet has changed in ways that would have been impossible to predict. We’ve gone from flip phones to smartphones to personal AI agents. And through it all, Reddit has always owned our own corner of the internet - offering people something that no one else does. Social media has evolved from friends and families to followers and famous people, and from status updates to the mindless scroll. Web search is evolving from a gateway to the web to becoming an AI-powered destination itself. While extraordinarily useful and powerful, AI search solves a different problem than Reddit. AI does not fulfill people’s fundamental need for community, connection, and belonging with other people, and it lacks context and nuance. The Reddit experience captures the human experience in a way that no other platform can replicate. Only Reddit can help people navigate life’s journey through the lens of other people’s lived experiences. Only Reddit can help you feel both like a multi-faceted unique individual, and a part of the greater whole. And do so without needing to reveal your real world identity. That’s why Reddit is—and has always been—a distinct and direct destination. People seek out Reddit because we meet a universal need they simply can’t get anywhere else online. Our work now is about doubling down on what makes Reddit Reddit, and making Reddit more of a daily habit. We come into that work with clear advantages and revenue momentum in the business, and you can see that in the exceptional commercial results we delivered in the third quarter. We generated 53% revenue growth - something few companies are doing - and it’s even more significant when you consider that’s on top of nearly 70% revenue growth last year. Those results in Q3 helped us cross $3 billion in revenue over the last 12 months. Our margins, which were already industry leading, expanded across the board. Reddit’s continued growth at scale is proof of the strength of our business, the demand for our platform, and the value we provide advertisers. And it’s that consistent delivery of growth and profitability that earned us a place in the S&P 500 index earlier this quarter. Yet while our business continues to grow significantly, internet search— and how people discover things online—continues to change rapidly and significantly. Our search referral traffic was down meaningfully in Q3, with the decline accelerating later in the quarter. The biggest impact was on logged-out and web traffic, but some of the impact flows through to logged-in and App traffic, since search referral is a common source of reengagement for users. The company helped to offset the declines by both driving reach primarily through user marketing and also by continuing to improve the product. These declines have continued into the early part of Q4. During October, we have seen that search traffic has dropped by more than 1 million referrals on average per week. If this rate of decline continues, current trends would suggest that total DAUqs could fall in Q4, by a low-double-digit percentage from our current base of 130 million DAUqs.

Q3 2026 • Letter to Shareholders 5 Yet search referral trends don’t determine our relevancy and they don’t define our future. Logged-in and app DAUq are our most valuable users, and they are our primary focus. We grew app and logged-in DAUq sequentially. Together, these make up the vast majority of engagement, and over 80% of the monetization on Reddit. Growing this high-value audience speaks to the strength of Reddit as a destination. And that is what matters for the long-term health of our platform and our business. So, as we look ahead, our strategy to make Reddit a direct daily habit for more people is simple: make Reddit awesome, grow community and belonging, and bring in new audiences. Making Reddit awesome means making it more relevant and easier to navigate, getting to personalization faster, and creating fun new experiences on Reddit. This will both improve retention of new users and deepen engagement of our core users. Our work in ML feeds and app performance is delivering results. The percentage of new users who return the first week after installing the Reddit app is up double digits quarter-over-quarter and over 50% year-over-year. Video creation and consumption are both up, as are chained video views. We’ll continue our work in these areas in the coming quarters, and I am particularly excited about some of the ideas we’ll be testing to make the core feed experience more consistent and predictable, and to grow some of our new experiences like games and visual podcasts. To grow community and belonging, we’ve been making it easier to create, grow, and contribute to communities on Reddit. This quarter, we’ve continued to grow the number of communities on Reddit and increase the contribution from our users. We added another billion posts and comments to our corpus. Looking forward, our work will be to make subreddits more distinct, to deepen the sense of belonging by making joining subreddits more intentional and significant, and to make moderation much easier and more consistent by giving moderators AI-powered tools. This approach has helped our own enforcement team reduce the median time to action on violating content from 58 hours to 5 seconds this year. Steve Huffman Co-Founder & CEO Our current opportunity is to better retain the large cohort of users who try Reddit for the first time every day by executing on the above. We see a large number of unattributed, aka word of mouth, installs every day. We also have a large number of re-installs, which we can mitigate through things like an improved incognito mode in the app. And of course we will continue to convert our still significant number of search referred users from mobile web to app. Currently only about 13% of eligible mobile web users are seeing the app conversion prompt, so this has room to scale. While early, so far we have seen that app users that come to Reddit through marketing retain at rates similar to app users that come organically, so we will continue to invest here. Together, these efforts will help us reach more people and convert more first-time users into regular Reddit users. And a key piece of work to retain new audiences is shifting Reddit to a logged-in-only experience. It’s a big one for us, and it’s a big one for me. I want to take a minute to outline why we’re making this change. Moving to primarily logged-in will ensure our users have the best Reddit experience possible, and can find the content and communities most relevant to them. It is better for our business because we will have more signals for ads targeting, and being logged-in leads to higher engagement generally. It also allows us to protect access to Reddit’s extremely valuable corpus of data, and helps us better adapt to emerging regulations around the world. In Q4 we’ll begin fully testing this in select markets outside the U.S. The results of those tests will inform an optimized version of logged-in-only Reddit globally. Pretty much all of the major ad-based platforms have gone through this transition. We are excited and moving quickly. With the above work, we will make Reddit a fun, fulfilling, direct daily habit for every internet user.

Consumer product & experience

Make Reddit Awesome

Improving our core feeds experience

- Foundational work to the **feed experience** is improving user personalization, broadening content discovery, and deepening engagement and retention
- In Q3, we shipped **ranking improvements and a new model architecture trained on 20x more Reddit data**, expanding the signals used to personalize content and accelerating our pace of model releases
  - Model **freshness improved** from 9 days to 4 days, tuning users signal and content preferences faster
- We're pairing **better recommendations with more user control**, including rolling out *For You* and *Following* feeds and ways to tailor recommendations

For You **feed enhances new community and content discovery, the** ***Following*** **tab only shows content from the communities users follow**

Feed controls to fine-tune user preferences



1:10
Search Reddit
For You
Following
We won't recommend r/feed again
See fewer posts like this
Snooze r/feed for 30 days
r/entertainment · Join
Lorde donates over $200,000 from merch sales to Minnesota immigrant funds

Expanding video content

- Following our launch of video in comments, we're continuing to invest in a **uniquely Reddit video experience,** making the conversations and communities that differentiate our platform more visual
- In Q3, we **launched vertical chaining**, a **modernized ranking pipeline**, and tested **visual podcasts**, with encouraging early results including growth in video views and creation

Chaining



9:41
u/boykob
Wildflowers at sunset - Sun Peaks, BC OC

Visual podcasts



9:41
r/AskReddit
What common life advice seems cliché but is actually incredibly valuable when you truly understand it?
Visual podcasts turn text posts into video and audio, creating new ways to consume content

Growing community and belonging

Content & communities are thriving

- Our community ecosystem reached over **27 billion posts and comments in Q3**, reinforcing Reddit as a destination and the internet's largest collection of authentic human perspectives that is constantly expanding
- We're providing community recommendations within the feed, enabling **community discovery** and making it **easier to contribute**, accelerating the community and content flywheel



27B+
Total posts & comments
Search Reddit
Recommended for you
r/photos
Took a few creative shots of my books. Which one do you li...
Join
found on the hood of my car, what is it ?

Content-Forward Community Recommendations

Q3 2026 • Letter to Shareholders

6

Advertising & monetization

Video objectives are driving strong outcomes

2x+ y/y video ad revenue growth in Q3

- Reddit users' **deep engagement** and **high intent** across text, image, and video content on Reddit create a valuable audience for advertisers
- **Video Views** is our **fastest-growing upper- and mid-funnel objective**, reflecting strong demand from video-centric advertisers
- Building on the momentum of our six-second engaged video views goal, we launched **15-second engaged video views** to public beta. Early testers saw:

51% increase in 15-second view-through rate

71% increase in video completion rate for 15-second engaged video views

JCPenney Video Ad


Where do you go for fabulous summer outfits and also backyard games?
Yes, JCPenney
Locked post. New comments cannot be posted.

Expanding our lower-funnel objectives with lead generation

- **More than 20 million business decision-makers come to Reddit globally**[A], and 9 in 10 used Reddit to research business products or services in the past year[B]
- We enhanced our **Lead Generation capabilities** to help businesses and advertisers turn high-intent engagement into measurable leads and demand

Lead Generation updates

Efficient set-up and integration	**Max Campaigns are available for lead generation objectives to increase lead volume and efficiency**
	Businesses can route leads directly to their CRM workflows (testing HubSpot as a platform partner)
Targeting, Measurement & Performance	**In-market audiences help advertisers reach people actively researching or considering making a purchase, including in categories such as Enterprise and Business AI and Cybersecurity**
	First and third-party audience integrations with Bombora, Demandbase, Clay, G2, and Octane11 help connect Reddit activity to attribution and pipeline outcomes

~7% Improved CPA on average[C]

A. Bombora, Global, March 2025
B. Reddit, US, Let's talk about your business purchases & Social Media, n=600, A18-60, Business Decision-Makers, Attest Sample, January 2025.
C. Compared with other first-party targeting options. kCPA4 results based on internal data, August 2026.

Reddit's impact

Case study: JCPenney

JCPenney conducted a split test comparing optimization toward **15-second versus six-second video views**. The 15-second strategy drove **stronger video completion and efficiency** and delivered positive lifts across brand outcomes

"While JCPenney benefits from strong brand awareness, the greater opportunity lies in driving consideration for the fashion, style, and deals the brand offers today. ***A longer-form video experience provides the space to communicate the 'why' behind the brand, and it outperformed the shorter video optimization."***
— Lisa Schroder, Vice President, JCPenney Integrated Marketing

Objective: Video views

+4pt Lift in ad awareness

90% Higher video completion rate for 15-second video

Case study: HUNTRESS

Huntress used **community and multi-placement targeting** to reach niche IT and security decision-makers across the funnel. Top-performing ads achieved a **1.5%–2% click-through rate**, and across two campaigns Huntress **cut CPA by more than half**, demonstrating Reddit's ability to drive efficient, qualified conversations

"This strategy allowed us to nurture early engagement and interest into a significant pipeline of qualified leads, driving tangible business growth— ***40% of our sales-qualified accounts sourced from Reddit this year have now converted into opportunities."***
— Kyle Munson, Vice President, Growth Marketing, Huntress

Objective: Lead generation

62% More efficient CPA after multi-placement targeting

68% CPA reduction after two weeks in the second campaign

Q3 2026 • Letter to Shareholders

Financial highlights - P&L **Q3 2026**

Q3 '26 REVENUE

53% ↑

year-over-year

(IN MILLIONS)

US REVENUE

INT'L REVENUE



$584.9
$105.3
$479.6
Q3 '25
$725.6
$142.3
$583.3
Q4 '25
$663.4
$137.8
$525.6
Q1 '26
$804.9
$166.8
$638.1
Q2 '26
$895.0
$176.1
$718.9
Q3 '26

Total revenue was $895.0 million, up 53% year-over-year

Q3 '26 GROSS MARGIN

50bps ↑

year-over-year



91.0%
91.9%
91.5%
91.3%
91.5%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
COST OF REVENUE (IN MILLIONS)
$52.5
$58.7
$56.3
$70.3
$75.8

Gross margin was 91.5%, an improvement of 50 bps year-over-year

Q3 '26 OPERATING EXPENSES

42% ↑

year-over-year

(IN MILLIONS)

NON-GAAP OPERATING EXPENSES[3]

SBC & RELATED TAXES

D&A



$393.9
$3.9
$93.4
$296.6
Q3 '25
$435.1
$4.2
$90.8
$340.1
Q4 '25
$424.2
$4.2
$78.7
$341.3
Q1 '26
$502.9
$4.3
$106.6
$392.0
Q2 '26
$557.6
$4.3
$136.0
$417.3
Q3 '26

Total GAAP operating expenses were $557.6 million, up 42% year-over-year

Total non-GAAP operating expenses[3] were $417.3 million, up 41% year-over-year

Q3 '26 PROFITABILITY

NET INCOME

74% ↑

year-over-year

ADJ. EBITDA[1]

70% ↑

year-over-year

(IN MILLIONS)

NET INCOME

ADJUSTED EBITDA[1]



$162.7
$236.0
Q3 '25
$251.6
$327.0
Q4 '25
$204.0
$266.0
Q1 '26
$252.8
$342.8
Q2 '26
$283.3
$402.3
Q3 '26

Net income was $283.3 million, up 74% year-over-year

Adjusted EBITDA[1] was $402.3 million, up 70% year-over-year

Q3 2026 • Letter to Shareholders

8

Q3 2026 108% Financial highlights - supplemental metrics ADJ. EBITDA MARGIN1 NON-GAAP INCR. ADJ. EBITDA¹ Y/Y MARGIN NET INCOME MARGIN Q3 ‘26 PROFIT MARGIN TRENDS 53.6% year-over-year incremental Adjusted EBITDA margin¹ Adjusted EBITDA margin expanded by 460 bps year-over-year1 Net income margin expanded by 390 bps year-over-year Q4 '25 Q1 '26 Q2 '26 Q3 '26Q3 '25 60.0% 40.3% 58.0% 45.1% 27.8% 34.7% 40.1% 30.7% 57.7% 42.6% 31.4% 55.6% 53.6% 44.9% 31.7% NON-GAAP TOTAL COSTS³ Y/Y GROWTH REVENUE Y/Y GROWTH 1.3X Q4 '25 Q1 '26 Q2 '26 Q3 '26Q3 '25 Q3 ‘26 REVENUE GROWTH VS. COST GROWTHA Total revenue grew 1.3x times as fast as total adjusted costs and expenses³ year-over-year 68% 37% 46% 43% 39% 41% 70% 53% 61% 69% Q3 2026 • Letter to Shareholders 9 INT’L ARPU US ARPU Q4 '25 Q1 '26 Q2 '26 Q3 '26Q3 '25 $1.84 $5.04 $9.04 $10.79 $2.31 $5.98 $9.63 $11.85 $13.82 $2.43 $2.26 $6.87 $6.18 $5.23 $2.02 Q3 ‘26 AVERAGE REVENUE PER UNIQUE (ARPU) ARPU was $6.87, up 36% year-over-year ADJUSTED EBITDA¹ MARGIN REVENUE Y/Y GROWTH Q4 '25 Q1 '26 Q2 '26 Q3 '26Q3 '25 Q3 ‘26 "RULE OF 40"1 Revenue growth plus Adjusted EBITDA¹ margin makes us a “Rule of 98” company,A 5,800 bps above “Rule of 40" 40% 68% 70% 45% 115% 69% 61% 53% 45% 43% 98%104%109% 40% A. Represents revenue Y/Y growth vs. non-gaap total costs and expenses³ Y/Y growth REVENUE GROWTH / COST GROWTH RATIOA 1.5x 1.6x 1.6x 1.3x1.8x year-over-year 36% above “Rule of 40"1 5,800bps 40%

Financial highlights - cash & equity Q3 2026

Q3 '26 CASH ON BALANCE SHEET[A]

36% ↑ year-over-year

(IN BILLIONS)

CASH, CASH EQUIVALENTS, & MARKETABLE SECURITIES



$2.2
$2.5
$2.8
$2.8
$3.0
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26

Cash on balance sheet[A] was $3.0 billion, up 36% from the prior year

Q3 '26 FULLY DILUTED SHARES OUTSTANDING

0.1% ↑ year-over-year

(IN MILLIONS)

SHARES UNDERLYING STOCK-BASED AWARDS

BASIC SHARES OUTSTANDING

Q/Q DILUTION %



(0.2)%
0.0%
0.1%
0.3%
(0.3)%
206.1
206.1
206.4
207.0
206.3
16.7
15.2
14.0
14.7
13.2
189.4
190.9
192.4
192.3
193.1
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
SHARES REPURCHASED ('000s)
--
--
35
1,489
670

Fully diluted shares outstanding (FDSO) were 206.3M, down 0.3% from last quarter
Excluding the impact of share repurchases, FDSO were 207.0M, flat from last quarter

Q3 '26 OPERATING CASH FLOW

96% ↑ year-over-year

(IN MILLIONS)

OPERATING CASH FLOW

OPERATING CASH FLOW AS % OF REVENUE



$185.2
$266.8
$312.3
$261.9
$363.8
31.7%
36.8%
47.1%
32.5%
40.6%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26

Operating cash flow was $364 million, up 96% year-over-year
Operating cash flow as % of revenue was 41%, an improvement of $179 million from the prior year

Q3 '26 STOCK-BASED COMPENSATION & RELATED TAXES

46% ↑ year-over-year

(IN MILLIONS)

SBC

SBC AS % OF REVENUE



$93.6
$91.1
$78.8
$106.8
$136.4
16.0%
12.6%
11.9%
13.3%
15.2%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26

Stock-based compensation & related taxes were $136.4 million, up 46% year-over-year,
SBC as % of revenue was 15%, a decline of 80 bps year-over-year

A. Represents cash and cash equivalents and marketable securities.

Q3 2026 • Letter to Shareholders
10

Financial outlook The guidance provided below is based on Reddit’s current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in Reddit’s reports on file with the Securities and Exchange Commission (the “SEC”). Reddit undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law. As we look ahead, we will share our internal thoughts on revenue and Adjusted EBITDA for the fourth quarter. In the fourth quarter of 2026, we estimate: Revenue in the range of $1,000 million to $1,030 million Adjusted EBITDA in the range of $480 million to $510 million4 $1,000M-$1,030M $480M-$510M Q4 ‘26 REVENUE Outlook Q4 ‘26 ADJUSTED EBITDA⁴ Q3 2026 • Letter to Shareholders 11

Steve Huffman Co-Founder & Chief Executive Officer Drew Vollero Chief Financial Officer Q3 2026 • Letter to Shareholders 12 The People’s Beauty Index Reddit is where people come for trusted discussions and human perspectives. In Q3, we launched Reddit’s first-ever beauty report, The People’s Beauty Index, showcasing that taste is no longer passed down by a single ideal; it is built through conversation, experimentation, and shared experience. 7 in 10 beauty shoppers say they feel more confident about their purchase after reading about it on RedditA Earnings conference call & community update Reddit will host a conference call to discuss the results for the third quarter of 2026 on October 29, 2026, at 1:30 p.m. PT / 4:30 p.m. ET. A live webcast of the call can be accessed on Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. A replay of the webcast and transcript will be available on the same websites following the conclusion of the conference call. Reddit will solicit questions from the community at r/RDDT on October 29, 2026, and post responses following the earnings call at Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. 7/10 A. Source: Reddit Path to Purchase 2026 Survey, US, n=1,000, A18-65 (Monthly Social Media, LLM, and E-commerce users who plan to buy beauty or personal care products in the next 30 days), Attest Sample, May 2026)

Notes 1.The definition of Adjusted EBITDA, Adjusted EBITDA margin, incremental Adjusted EBITDA margin, and Rule of 40 and a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA margin can be found on subsequent pages of this appendix 2.The definition of Free Cash Flow and a reconciliation of Free Cash Flow to net cash provided by (used in) operating activities can be found on subsequent pages of this appendix 3.The definition of total adjusted costs and expenses and non-GAAP operating expenses and a reconciliation of total adjusted costs and expenses and non-GAAP operating expenses to the comparable U.S. GAAP measures can be found on subsequent pages of this appendix 4.We have not provided a reconciliation to the forward-looking U.S. GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding U.S. GAAP guidance measures is not available without unreasonable effort About Reddit Reddit is a community of communities. Built on shared interests and passions, it is home to the most open and authentic conversations online. Every day, millions of people post, vote, comment, and search for answers across nearly every topic imaginable, and brands build trusted relationships with their audiences. With 27+ billion posts and comments and more than 130 million daily active uniques, Reddit is one of the internet’s largest sources of information. Learn more at www.redditinc.com. The Reddit app is available on the App Store and Google Play. Forward Looking Statements This letter contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Reddit's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Reddit's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this letter include, but are not limited to, statements regarding Reddit’s priorities, plans with respect to the share repurchase program; search referral trends Appendix Q3 2026 • Letter to Shareholders and their impact on user metrics; future financial and operating performance, including consumer product strategy with respect to growth and engagement, including through video, investments in AI and community moderation, consumer-product developments and investments in machine learning; GAAP and non-GAAP guidance; user-acquisition strategies, marketing investments and expected conversion and retention benefits; plans, timing, and the anticipated effects of a logged-in-only experience; anticipated benefits of product changes for adapting to safety regulations and managing data access; and expectations of growth. Reddit's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” and elsewhere in documents that Reddit files with the SEC from time to time, including Reddit’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, which is being filed with the SEC at or around the date hereof. The forward-looking statements in this letter are based on information available to Reddit as of the date hereof, and Reddit undertakes no obligation to update any forward- looking statements, except as required by law. A Note About Metrics We define a daily active unique (“DAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a 24-hour period. Average DAUq for a particular period is calculated by adding the number of DAUq on each day of that period and dividing that sum by the number of days in that period. We define a weekly active unique (“WAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a trailing seven-day period. Average quarterly WAUq for a particular period is calculated by adding the number of WAUq on each day of that period and dividing that sum by the number of days in that period. We define average revenue per unique (“ARPU”) as quarterly revenue in a given geography divided by the average DAUq in that geography. For the purposes of calculating ARPU, advertising revenue in a given geography is based on the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity, while other revenue in a given geography is based on the billing address of the customer. 13

Use of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with U.S. GAAP, to evaluate our core operating performance. These non-GAAP financial measures include Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Free Cash Flow margin, total adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense. We use these non-GAAP financial measures to facilitate reviews of our operational performance and as a basis for strategic planning. By excluding certain items that are non-recurring or not reflective of the performance of our normal course of business, we believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow investors to supplement their understanding of our financial trends and evaluate our ongoing and future performance in the same manner as management. However, there are a number of limitations related to the use of non- GAAP financial measures as they reflect the exercise of judgment by our management about which expenses are included or excluded in determining these non-GAAP measures. These non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Reddit encourages investors to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate Reddit’s business. We have not provided a reconciliation to the forward-looking GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding GAAP guidance measures is not available without unreasonable effort. Adjusted EBITDA is defined as net income excluding interest (income) expense, net, income tax expense (benefit), depreciation and amortization, stock-based compensation expense and related taxes, other (income) expense, net, and certain other non-recurring or non-cash items impacting net income that we do not consider indicative of our ongoing business performance. Other (income) expense, net consists primarily of realized gains and losses on sales of marketable securities, foreign currency transaction gains and losses, and other income and expense that are not indicative of our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Investor Relations IR@redditinc.com Media Relations  press@redditinc.com Incremental Adjusted EBITDA margin is defined as the change in Adjusted EBITDA divided by the change in revenue over the same period. Rule of 40 is defined as the year-over-year revenue growth rate plus adjusted EBITDA margin over the same period. We consider the exclusion of certain non-recurring or non- cash items in calculating Adjusted EBITDA and Adjusted EBITDA margin to provide a useful measure for investors and others to evaluate our operating results in the same manner as management. Free Cash Flow represents net cash provided by (used in) operating activities less purchases of property and equipment. Free Cash Flow margin is defined as Free Cash Flow divided by revenue. We believe that Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Total adjusted costs and expenses represents cost of revenue and operating expenses excluding stock- based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting cost of revenue and operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP operating expenses represents operating expenses excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense represent their respective operating expense line items excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items. We consider adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense to be useful measures as they exclude expenses that are not reflective of our operational performance and could mask underlying trends in our business. Q3 2026 • Letter to Shareholders 14

Reddit, Inc.
Key Operating Metrics by Geography
(in millions, except percentages and ARPU)
(unaudited)

	Three months ended September 30,				% Change	Nine months ended September 30,				% Change
	2026		2025			2026		2025		
Revenue: Global	$	895.0	$	584.9	53 %	$	2,363.3	$	1,476.9	60 %
Revenue: U.S.	$	718.9	$	479.6	50 %	$	1,882.6	$	1,202.3	57 %
Revenue: International	$	176.1	$	105.3	67 %	$	480.7	$	274.6	75 %

	Three months ended September 30,				% Change
	2026		2025		
DAUq: Global		130.3		116.0	12 %
DAUq: U.S.		50.7		51.6	(2)%
DAUq: International		79.6		64.4	24 %
Logged-in DAUq: Global		53.5		50.2	7 %
Logged-in DAUq: U.S.		23.4		23.1	1 %
Logged-in DAUq: International		30.1		27.1	11 %
Logged-out DAUq: Global		76.8		65.8	17 %
Logged-out DAUq: U.S.		27.3		28.5	(4)%
Logged-out DAUq: International		49.5		37.3	33 %
WAUq: Global		515.2		443.8	16 %
WAUq: U.S.		188.5		187.8	— %
WAUq: International		326.7		256.0	28 %
ARPU: Global	$	6.87	$	5.04	36 %
ARPU: U.S.	$	13.82	$	9.04	53 %
ARPU: International	$	2.43	$	1.84	32 %

Q3 2026 • Letter to Shareholders
15

Reddit, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) (unaudited) Q3 2026 • Letter to Shareholders Three months ended September 30, Nine months ended September 30, 2026 2025 2026 2025 Revenue $ 894,957 $ 584,911 $ 2,363,273 $ 1,476,899 Costs and expenses: Cost of revenue 75,787 52,509 202,362 135,498 Research and development 263,531 196,379 702,053 584,260 Sales and marketing 209,391 128,707 556,760 340,011 General and administrative 84,662 68,774 225,884 206,974 Total costs and expenses 633,371 446,369 1,687,059 1,266,743 Income from operations 261,586 138,542 676,214 210,156 Other income (expense), net 27,463 22,035 75,398 63,716 Income before income taxes 289,049 160,577 751,612 273,872 Income tax expense (benefit) 5,785 (2,086) 11,519 (4,246) Net income $ 283,264 $ 162,663 $ 740,093 $ 278,118 Net income per share attributable to Class A and Class B common stock Basic $ 1.47 $ 0.87 $ 3.85 $ 1.50 Diluted $ 1.40 $ 0.80 $ 3.66 $ 1.38 Weighted-average shares used to compute net income per share attributable to common stockholders Basic 192,596,948 188,041,632 192,155,485 185,178,360 Diluted 201,860,245 202,727,809 202,186,014 201,659,094 16

Reddit, Inc. Consolidated Balance Sheets (in thousands) (unaudited) Q3 2026 • Letter to Shareholders September 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 1,357,583 $ 953,569 Marketable securities 1,675,849 1,523,242 Accounts receivable, net 730,083 590,162 Prepaid expenses and other current assets 93,009 69,012 Total current assets 3,856,524 3,135,985 Property and equipment, net 11,489 12,710 Operating lease right-of-use assets, net 28,030 20,788 Intangible assets, net 10,086 15,521 Goodwill 42,174 42,174 Other noncurrent assets 13,726 11,995 Total assets $ 3,962,029 $ 3,239,173 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 110,246 $ 62,929 Operating lease liabilities 8,364 7,023 Accrued expenses and other current liabilities 238,598 201,331 Total current liabilities 357,208 271,283 Operating lease liabilities, noncurrent 23,045 16,191 Other noncurrent liabilities 68 22,661 Total liabilities 380,321 310,135 Commitments and contingencies Stockholders’ equity: Preferred stock — — Class A common stock 14 14 Class B common stock 5 5 Class C common stock — — Additional paid-in capital 3,526,748 3,595,772 Accumulated other comprehensive income (loss) (14,035) 4,364 Retained earnings (accumulated deficit) 68,976 (671,117) Total stockholders’ equity 3,581,708 2,929,038 Total liabilities and stockholders’ equity $ 3,962,029 $ 3,239,173 17

Reddit, Inc. Consolidated Statements of Cash Flows (in thousands) (unaudited) Q3 2026 • Letter to Shareholders Three months ended September 30, Nine months ended September 30, 2026 2025 2026 2025 Cash flows from operating activities Net income $ 283,264 $ 162,663 $ 740,093 $ 278,118 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 4,260 3,900 12,728 11,797 Amortization of premium (accretion of discount) on marketable securities, net (3,069) (6,779) (10,165) (22,354) Stock-based compensation expense 131,306 83,518 300,594 258,002 Other adjustments 1,974 2,246 4,787 5,187 Changes in operating assets and liabilities: Accounts receivable (80,007) (80,997) (139,278) (138,754) Prepaid expenses and other assets 10,186 2,934 (26,020) (23,424) Operating lease right-of-use assets and liabilities (998) (2,038) (4,388) (5,407) Accounts payable 18,927 7,995 44,964 26,940 Accrued expenses and other liabilities (2,046) 11,717 14,611 33,963 Net cash provided by (used in) operating activities $ 363,797 $ 185,159 $ 937,926 $ 424,068 Cash flows from investing activities Purchases of property and equipment (1,229) (2,058) (3,453) (3,542) Purchases of marketable securities (596,102) (544,101) (1,273,009) (1,605,404) Maturities of marketable securities 209,449 563,460 1,093,164 1,581,054 Proceeds from sale of marketable securities 4,945 — 22,934 12,372 Other investing activities (893) (788) (3,930) 2,455 Net cash provided by (used in) investing activities $ (383,830) $ 16,513 $ (164,294) $ (13,065) Cash flows from financing activities Proceeds from exercise of employee stock options 5,396 6,013 15,332 20,500 Taxes paid related to net share settlement of restricted stock units (14,249) (28,595) (44,991) (80,495) Repurchases of Class A common stock (100,369) — (339,959) — Other financing activities — (1,497) — (1,497) Net cash provided by (used in) financing activities $ (109,222) $ (24,079) $ (369,618) $ (61,492) Net increase (decrease) in cash and cash equivalents (129,255) 177,593 404,014 349,511 Cash and cash equivalents at the beginning of the period 1,486,838 734,060 953,569 562,142 Cash and cash equivalents at the end of the period $ 1,357,583 $ 911,653 $ 1,357,583 $ 911,653 18

Reddit, Inc. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages) (unaudited) Q3 2026 • Letter to Shareholders Three months ended September 30, Nine months ended September 30, 2026 2025 2026 2025 Net income $ 283,264 $ 162,663 $ 740,093 $ 278,118 Add (deduct): Interest (income) expense, net (26,814) (22,305) (75,726) (63,775) Income tax expense (benefit) 5,785 (2,086) 11,519 (4,246) Depreciation and amortization 4,260 3,900 12,728 11,797 Stock-based compensation expense and related taxes 136,419 93,565 322,103 296,074 Other (income) expense, net (649) 270 328 59 Adjusted EBITDA $ 402,265 $ 236,007 $ 1,011,045 $ 518,027 Net margin 31.7% 27.8% 31.3% 18.8 % Adjusted EBITDA margin 44.9% 40.3% 42.8% 35.1% 19

Reddit, Inc. Reconciliation of Free Cash Flow and Free Cash Flow Margin (in thousands, except percentages) (unaudited) Q3 2026 • Letter to Shareholders Three months ended September 30, Nine months ended September 30, 2026 2025 2026 2025 Net cash provided by (used in) operating activities $ 363,797 $ 185,159 $ 937,926 $ 424,068 Less: Purchases of property and equipment (1,229) (2,058) (3,453) (3,542) Free Cash Flow $ 362,568 $ 183,101 $ 934,473 $ 420,526 Operating cash flow margin 40.6% 31.7% 39.7% 28.7 % Free Cash Flow margin 40.5% 31.3% 39.5% 28.5% 20

Reddit, Inc. Reconciliation of Non-GAAP Costs and Expenses (in thousands) (unaudited) Q3 2026 • Letter to Shareholders Three months ended September 30, Nine months ended September 30, 2026 2025 2026 2025 Total costs and expenses $ 633,371 $ 446,369 $ 1,687,059 $ 1,266,743 Less: Depreciation and amortization 4,260 3,900 12,728 11,797 Stock-based compensation expense and related taxes 136,419 93,565 322,103 296,074 Total adjusted costs and expenses $ 492,692 $ 348,904 $ 1,352,228 $ 958,872 Total operating expenses $ 557,584 $ 393,860 $ 1,484,697 $ 1,131,245 Less: Depreciation and amortization 4,260 3,900 12,728 11,797 Stock-based compensation expense and related taxes 136,043 93,353 321,329 295,441 Non-GAAP operating expenses $ 417,281 $ 296,607 $ 1,150,640 $ 824,007 Research and development expenses $ 263,531 $ 196,379 $ 702,053 $ 584,260 Less: Depreciation and amortization 2,592 2,487 7,876 7,537 Stock-based compensation expense and related taxes 91,283 57,670 210,053 182,486 Non-GAAP research and development expenses $ 169,656 $ 136,222 $ 484,124 $ 394,237 Sales and marketing expenses $ 209,391 $ 128,707 $ 556,760 $ 340,011 Less: Depreciation and amortization 1,428 1,212 4,149 3,630 Stock-based compensation expense and related taxes 16,779 12,936 36,984 38,309 Non-GAAP sales and marketing expenses $ 191,184 $ 114,559 $ 515,627 $ 298,072 General and administrative expenses $ 84,662 $ 68,774 $ 225,884 $ 206,974 Less: Depreciation and amortization 240 201 703 630 Stock-based compensation expense and related taxes 27,981 22,747 74,292 74,646 Non-GAAP general and administrative expenses $ 56,441 $ 45,826 $ 150,889 $ 131,698 21